UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § Rule 14a-12

ALKERMES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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This filing relates to a planned merger (“Merger”) between Alkermes, Inc. and the global drug delivery technologies business of Elan (known as “EDT”) (such combination, the “Business Combination”) pursuant to a Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) by and among Elan Corporation, plc (“Elan”), a public limited company incorporated in Ireland, Antler Science Two Limited, a private limited company incorporated in Ireland, Elan Science Four Limited, a private limited company incorporated in Ireland, EDT Pharma Holdings Limited, a private limited company incorporated in Ireland, EDT US Holdco, Inc., a Delaware corporation, Antler Acquisition Corp., a Pennsylvania corporation and direct wholly owned subsidiary of U.S. Holdco, and Alkermes, Inc., a Pennsylvania corporation. The businesses will be combined under New Alkermes, a new holding company incorporated in Ireland that will be re-registered as a public limited company, and renamed Alkermes, plc, at or prior to the completion of the Business Combination. The Business Combination Agreement is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by Alkermes, Inc. on May 9, 2011.
Alkermes has prepared an investor presentation which was made available beginning on June 6, 2011 regarding the matters described above. A copy of the investor presentation is attached hereto.
Forward Looking Statements
Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties. Alkermes, Inc. cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving EDT and Alkermes, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alkermes, Inc.’s stockholders to approve the transaction; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Alkermes plc following completion of the proposed transaction; Alkermes plc’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies. Additional information and other factors are contained in Alkermes, Inc.’s filings with the Securities and Exchange Commission, including Alkermes, Inc.’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov. Alkermes, Inc. disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
In connection with the proposed merger, Alkermes plc will file with the SEC a registration statement on Form S-4 that will include a preliminary prospectus regarding the proposed merger and Alkermes, Inc. will file with the SEC a proxy statement in respect of the proposed merger. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Alkermes, Inc.’s stockholders in connection with the proposed merger. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALKERMES, EDT AND THE PROPOSED MERGER. You may obtain a copy of the registration statement and the proxy statement/prospectus (when available) and other related documents filed by Alkermes and Elan with the SEC regarding the proposed merger as well as other filings containing information about Alkermes, Elan and the merger, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alkermes, Inc.’s Investor Relations department at Alkermes, Inc., 852 Winter Street, Waltham, Massachusetts 02451, Attn: Investor Relations or to Alkermes, Inc.’s Investor Relations department at (781) 609-6000 or by email to financial@alkermes.com. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from Alkermes, Inc.’s website at www.Alkermes.com under the heading “Investor Relations” and then under the heading “SEC Filings”.
Participants in Solicitation
This communication is not a solicitation of a proxy from any Alkermes, Inc. shareholder. Alkermes, Inc. and its directors, executive officers and certain other members of management and employees may, however, be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in respect of the proposed merger will be set forth in the registration statement and the proxy statement/prospectus when it is filed with the SEC. You can find information about Alkermes, Inc.’s directors and executive officers in its definitive proxy statements filed with the SEC on July 29, 2010. You can obtain free copies of these documents as described above.

Delivering in 2011 June 2011 COPYRIGHT © 2011 ALKERMES, INC. 1

® Certain statements in this presentation may constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about the operational and financial benefits of the business combination. Forward-looking information is not a guarantee of future performance. Actual results may differ materially from those contained in the forward-looking information due to a number of factors including: (i) the ability to obtain required regulatory approval and stockholder consent, and to satisfy other conditions, required to consummate the merger; (ii) whether anticipated financial and operational benefits from the proposed merger will be realized within the expected time frame or at all; (iii) whether the businesses will be integrated successfully or whether such integration may be more difficult, time consuming or costly than expected; and (iv) the cost and outcome of potential litigation relating to the transaction. For additional factors, which could cause actual results to differ from expectations, reference is made to the reports filed by the company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. COPYRIGHT © 2011 ALKERMES, INC. 2

® Important Additional Information and Where to Find It This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Alkermes plc will file with the SEC a registration statement on Form S-4 that will include a preliminary prospectus regarding the proposed merger and Alkermes will file with the SEC a proxy statement in respect of the proposed merger. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Alkermes’ stockholders in connection with the proposed merger. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALKERMES, EDT AND THE PROPOSED MERGER. You may obtain a copy of the registration statement and the proxy statement/prospectus (when available) and other related documents filed by Alkermes and Elan with the SEC regarding the proposed merger as well as other filings containing information about Alkermes, Elan and the merger, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alkermes’ Investor Relations department at Alkermes, Inc., 852 Winter Street, Waltham, Massachusetts 02451, Attn: Investor Relations or to Alkermes’ Investor Relations department at (781) 609-6000 or by email to financial@alkermes.com. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from Alkermes’ website at www.Alkermes.com under the heading “Investor Relations” and then under the heading “SEC Filings”. Participants in Solicitation This communication is not a solicitation of a proxy from any Alkermes shareholder. Alkermes and its directors, executive officers and certain other members of management and employees may, however, be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in respect of the proposed merger will be set forth in the registration statement and the proxy statement/prospectus when it is filed with the SEC. You can find information about COPYRIGHT © 2011 ALKERMES, INC. Alkermes’ directors and executive officers in its definitive proxy statements filed with the SEC on July 29, 2010. You can obtain free copies of these documents as described above. 3

® Alkermes and EDT: A Transformational Transaction o o Financially Operationally Immediate profitability on a cash earnings basis and expanding Adjusted EBITDA margins Global biopharmaceutical company with proven track record of innovation o o Accretive transaction o Growing revenues in excess million Leader in CNS product development o Operating at a new scale of $450 annually 1 200 — Driven by five major commercial products with long patent — ~1,200 employees - R&D expertise based on proprietary technologies lives World manufacturing o Incorporated in Ireland — World-class in U.S. and Ireland COPYRIGHT © 2011 ALKERMES, INC. Accelerates profitability and provides springboard for growth 4

Alkermes®

Five Major Products Drive Long-Term Growth

AMPYRA® (18% manufacturing and royalty rate)
- Treatment to improve walking in patients with multiple sclerosis (MS)
- Launched in U.S. in 2010, CHMP recommended approval in EU in May 2011
- Patent life into 2026

VIVITROL® (Proprietary product)
- Once-monthly injectable medication for alcohol and opioid dependence
- Ramping launch in opioid indication
- Patent life into 2029

BYDUREON™ (8% royalty rate)
- First once-weekly GLP-1 for type 2 diabetes
- CHMP recommendation for approval in Europe
- Patent life into 2025

RISPERDAL® CONSTA® (10% manufacturing and royalty rate, ~7.5% net)
- Leading long-acting injectable antipsychotic for schizophrenia/bipolar I disorder
- Approved in >90 countries, $1.5 billion in end-market sales
- Patent life into 2020 in U.S. / 2021 in Europe

INVEGA® SUSTENNA® (Tiered royalty rates on par with RISPERDAL CONSTA net economics)
- Long-acting injectable antipsychotic for schizophrenia
- Approved in U.S. and Europe, recent UK launch
- Patent life into 2019

COPYRIGHT © 2011 ALKERMES, INC.
5

® AMPYRA® o Treatment to ($ ) 50 52 50 47 60 improve MM) walking in patients with multiple sclerosis (MS) 40 o Expands Alkermes’ current therapeutic scope into MS o Launched U S 2010 28 20 30 in U.S. in 2010, CHMP recommended approval in EU in May 2011 3 10 o Marketed by Acorda in U.S., partnered with Biogen Idec in Europe 0 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10 Q1 ‘11 o Patent life into 2026 o 18% COPYRIGHT © 2011 ALKERMES, INC. End-Market Sales manufacturing and royalty rate 6

® VIVITROL® o Once-monthly injectable ($MM) medication for alcohol and opioid dependence 27 30 o Currently launching opioid indication o Patent 21 20 life into 2029 o Proprietary product, currently marketed by Alkermes in 10 9 y U.S. 0 FY09 FY10 LTM (1) COPYRIGHT © 2011 ALKERMES, INC. Product Sales and Manufacturing Revenue 1. LTM (last twelve months) as of 12/31/2010 7

® BYDUREON™ o First once-weekly GLP-1 for type 2 diabetes o Long-acting version of Amylin’s BYETTA® ($538 million LTM1 sales) o CHMP recommendation for approval in Europe on 4/15/2011, anticipated launch 2H 2011 o Planned U.S. resubmission 2H 2011 o Patent life into 2025 o Marketed by Eli Lilly and Amylin o 8% royalty rate COPYRIGHT © 2011 ALKERMES, INC. 1. LTM as of 3/31/2011 8

® RISPERDAL® CONSTA® o Leading long-acting injectable antipsychotic for schizophrenia/bipolar I disorder o Approved in over 90 countries, $1.5 billion in endmarket sales o Johnson & Johnson’s 3rd largest pharmaceutical brand by product revenues in 2010 o Patent life into 2020 in U.S., 2021 in Europe o 10% manufacturing and royalty rate, ~7.5% net o ~4% atypical antipsychotic market share in U.S. COPYRIGHT © 2011 ALKERMES, INC. 1. LTM as of 12/31/2010 9

Alkermes®

INVEGA® SUSTENNA®

- Long-acting injectable antipsychotic for schizophrenia
- First monthly depot schizophrenia drug
- First commercialized NanoCrystal® depot product
- Approved in U.S. and Europe, recent UK launch
- Marketed by Johnson & Johnson
- Patent life into 2019
- Tiered royalty rates on par with RISPERDAL® CONSTA® net economics

COPYRIGHT © 2011 ALKERMES, INC.
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Alkermes®

Combined Pipeline: CNS Focus

Schizophrenia	Depression	Reward Disorders	Pain	OIC	MS
ALKS 9070	ALKS 33/BUP	ALKS 33 (binge eating)	Meloxicam IV	ALKS 37	AMPYRA®
RISPERDAL® CONSTA®		ALKS 33 (alcohol dependence)	ZX002		
INVEGA ® SUSTENNA®		ALKS 33/BUP (cocaine addiction)	ALKS 36		
		VIVITROL®			

COPYRIGHT © 2011 ALKERMES, INC.

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® Strong Strategic Fit at the Right Time o EDT positioned for growth; AMPYRA® and INVEGA® SUSTENNA® at beginning of their growth trajectories o Complementary world-class drug formulation and manufacturing expertise o CNS focused product portfolios — Royalties from long-acting atypical antipsychotics now under one roof o Capability to invest prudently in the strongest pipeline assets COPYRIGHT © 2011 ALKERMES, INC. 12

Alkermes®

EDT: Established Model for Profitability

- 40-year history with >35 approved drugs
- Commercial portfolio of 22 marketed drugs
- NanoCrystal® and Oral Controlled Release technologies
- Track record of innovation:
  - AMPYRA®, AVINZA®, NAPRELAN® and VERELAN®
- Diversified revenue streams
  - Royalties on commercialized products
  - R&D revenues from partnered candidates
  - Manufacturing revenues

COPYRIGHT © 2011 ALKERMES, INC.
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Alkermes®

Deep Product Portfolio with Diversified Revenue Streams

Products	Mfg Rev	Royalties
Avinza®	✓	✓
Luvox® CR	✓	✓
Diltiazem®	✓	–
Naprelan®	✓	–
Rapamune®	✓	–
Ritalin® LA / Focalin® XR	✓	✓
Verelan®	✓	✓
Zanaflex® Capsules	✓	✓
Emend®	✓	✓
Megace® ES	–	✓
Skelaxin®	–	✓
Tricor® 145	–	✓
Recent Launches	**Mfg Rev**	**Royalties**
Ampyra®	✓	✓
Invega® Sustenna®	–	✓


($MM)
300
200
100
0
274
104
CY'10
Revenue
Adjusted EBITDA

COPYRIGHT © 2011 ALKERMES, INC.
14

® Key Transaction Terms Purchase Price Cash: $500 million Equity: 31.9 million shares (~25% of pro forma company) Funding Combination of cash on balance sheet and prepayable new term loan New debt of up to $450 million with secured financing from Morgan Stanley and HSBC Financial Impact Pro forma company immediately profitable on a cash earnings basis Immediately accretive to cash earnings Pro of 4 6x to be Synergies ~$20 million synergies to be fully realized by FY’13 forma debt / Adjusted EBITDA 4.6x reduced through future growth in EBITDA and debt paydown Closing Conditions Alkermes shareholder approval Customary closing conditions and HSR clearance Shareholder Agreement Elan has entered into a shareholder agreement with respect to its holdings in the pro forma company COPYRIGHT © 2011 ALKERMES, INC. Transaction Close Expected Q3 CY’11 15

® Alkermes plc: Financial Strength o Trailing 12 months as of March 31, 2011 — Pro forma revenues ~$450 million — Pro forma Adjusted EBITDA ~$80 million o Pro forma revenues — Double-digit growth rates in FY’13 and beyond o Pro forma Adjusted EBITDA margins — Expected to be in range of 15-20% in FY’12 — Expand to 30-35% in FY’13 and beyond o $20 million in annual synergies in U.S. operations to be FY’COPYRIGHT © 2011 ALKERMES, INC. fully realized by FY 13 16

® Meaningful Increase in Revenues & Profitability 100 Adj. EBITDA FY’11 500 Revenue FY’11 75 400 300 50 $MM) $MM) 25 100 200 ($ ($ (25) 0 0 COPYRIGHT © 2011 ALKERMES, INC. Alkermes, Inc. Standalone Alkermes plc Pro Forma Alkermes plc Pro Forma Alkermes, Inc. Standalone 17

Alkermes

Alkermes plc: Diversified Revenue Base

(based on CY '10)


BYDUREON™
VIVITROL®
RISPERDAL® CONSTA®
MEGACE®
Other
SKELAXIN®
TRICOR®
LUVOX®
ZANAFLEX®
RAPAMUNE®
DILTIAZAM®
NAPRELAN®
AVINZA®
FOCALIN®/
RITALIN®
VERELAN®
AMPYRA®
RISPERDAL®
CONSTA®
VIVITROL®
BYDUREON™
INVEGA® SUSTENNA®

COPYRIGHT © 2011 ALKERMES, INC.

18

® Alkermes and EDT: A Transformational Transaction o o Financially Operationally Immediate profitability on a cash earnings basis and expanding Adjusted EBITDA margins Global biopharmaceutical company with proven track record of innovation o o Accretive transaction o Growing revenues in excess million Leader in CNS product development o Operating at a new scale of $450 annually 1 200 — Driven by five major commercial products with long patent — ~1,200 employees - R&D expertise based on proprietary technologies lives World manufacturing o Incorporated in Ireland — World-class in U.S. and Ireland COPYRIGHT © 2011 ALKERMES, INC. Accelerates profitability and provides springboard for growth 19

www.alkermes.com COPYRIGHT © 2011 ALKERMES, INC. 20